Investments - Real Estate Investments - Schedule of future minimum rentals to be received under the remaining noncancelable term of the operating leases (Details) $ in Thousands	Dec. 31, 2025 USD ($)
Future minimum rentals to be received under the remaining noncancelable term of the operating leases
2026	$ 1,017,163
2027	1,013,442
2028	1,000,940
2029	981,005
2030	959,963
Thereafter	8,938,195
Total future minimum rentals	$ 13,910,708